Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13b – 14(b) OF THE SECURITIES EXCHANGE ACT
AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National American University Holdings, Inc. (the “Company”) on Form 10-K for the year ended May 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David K. Heflin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David K. Heflin
David K. Heflin, Ed. D.
Chief Financial Officer

August 5, 2016